                                   Exhibit A

                             SCHEDULE OF PARTNERS,
             ALLOCATION OF PARTNERSHIP UNITS, PERCENTAGE INTERESTS
          AND THE AGREED UPON VALUE OF NON-CASH CAPITAL CONTRIBUTIONS


    Date                                              Value of non-cash       Partnership    Approx. Percentage Federal ID #
  Admitted    Name and address of partners           capital contribution     units issued      Interests
  --------    ----------------------------           --------------------     ------------      ---------
-----------------------------------------------------------------------------------------------------------------------------
    2/12/1997 Golf Legends Ltd., Inc.                   $ 30,647,030              1,532,352              11.82%  57-0886834
              1500 Legends Drive
              Myrtle Beach, SC 29577
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
    2/12/1997 Seaside Resorts Ltd., Inc.                $ 16,129,118                806,456               6.22%  57-0729308
              1500 Legends Drive
              Myrtle Beach, SC 29577
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
    2/12/1997 Heritage Golf Club, Ltd., Inc.            $ 16,031,230     801,561                                 57-0818596
              1500 Legends Drive
              Myrtle Beach, SC 29577

     1/6/1999 Heritage (conversion)                                      (11,700)

                                                                                 -----------
                                                                                    789,861               6.09%
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
    2/12/1997 Legends of Virginia L.C.                  $ 11,963,738                598,187               4.61%  57-1003883
              1500 Legends Drive
              Myrtle Beach, SC 29577
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
    2/12/1997 Northgate                                  $ 3,797,071     189,854                                 76-0527250
              16450 Northgate Forest Drive
              Houston, TX 77068

    5/20/1998 Northgate (redemption)                      $ (158,969)     (5,000)

     1/6/1999 Northgate (conversion)                             $ -     (30,000)


                                                    -----------------            -----------
              Northgate Total                            $ 3,638,102                154,854               1.19%
-----------------------------------------------------------------------------------------------------------------------------

                                   Exhibit A

                             SCHEDULE OF PARTNERS,
             ALLOCATION OF PARTNERSHIP UNITS, PERCENTAGE INTERESTS
          AND THE AGREED UPON VALUE OF NON-CASH CAPITAL CONTRIBUTIONS


    Date                                              Value of non-cash       Partnership    Approx. Percentage Federal ID #
  Admitted    Name and address of partners           capital contribution     units issued      Interests
  --------    ----------------------------           --------------------     ------------      ---------
-----------------------------------------------------------------------------------------------------------------------------
    2/12/1997 Olde Atlanta Golf Club Limited Partnership $ 1,444,926      72,246                                 36-3834881
              c/o The Crescent Company
              1580 S. Milwaukee Ave., Suite 101
              Libertyville, IL 60048

    4/13/1998 Olde Atlanta (redemption)                 $ (62,837.60)     (2,000)

    5/20/1998 Olde Atlanta (redemption)                 $ (64,017.60)     (2,000)

    8/21/1998 Olde Atlanta (redemption)                 $ (52,387.50)     (1,500)

   12/10/1998 Olde Atlanta (redemption)                 $ (30,166.11)     (1,150)

    1/20/1999 Olde Atlanta (redemption)                 $ (66,078.50)     (2,500)

     4/6/1999 Olde Atlanta (conversion)                          $ -      (2,000)

     5/1/1999 Olde Atlanta (recapitalization)              $ 683,967      30,826

    5/27/1999 Olde Atlanta (conversion)                                   (2,000)

    7/15/1999 Olde Atlanta (conversion)                                   (3,500)

    1/10/2000 Olde Atlanta (conversion)                                   (3,300)

    1/26/2000 Olde Atlanta (conversion)                                   (4,100)

                                                    -----------------            -----------
              Olde Atlanta Total                      $ 1,853,405.98                 79,022               0.61%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
    2/12/1997 Bright's Creek Development Co. LLC         $ 2,119,005                105,950               0.82%  63-1120089
              104 Cotton Creek Drive
              Gulf Shores, AL 36542
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
   10/31/1996 David Dick Joseph                                    -      12,500                          0.00% ###-##-####
              14 North Adger's Wharf
              Charleston, SC 29401

   12/14/1999 David Dick Joseph (conversion)                             (12,500)
                                                    ----------------------------------------
                                                                               -          -
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
     2/4/1997 W. Bradley Blair, II                               $ -                 12,500               0.10% ###-##-####
              14 North Adger's Wharf
              Charleston, SC 29401
-----------------------------------------------------------------------------------------------------------------------------

                                   Exhibit A

                             SCHEDULE OF PARTNERS,
             ALLOCATION OF PARTNERSHIP UNITS, PERCENTAGE INTERESTS
          AND THE AGREED UPON VALUE OF NON-CASH CAPITAL CONTRIBUTIONS


    Date                                              Value of non-cash       Partnership    Approx. Percentage Federal ID #
  Admitted    Name and address of partners           capital contribution     units issued      Interests
  --------    ----------------------------           --------------------     ------------      ---------
-----------------------------------------------------------------------------------------------------------------------------
     2/4/1997 James Hoppenrath                      $              -       3,750                          0.00% ###-##-####
              109 E. Bay Street
              Charleston, SC 29401

     1/6/2000 James Hoppenrath (conversion)                               (3,750)
                                                    -----------------            -----------
                                                    $               -                      -
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
    6/20/1997 Golf Host Resorts, Inc.               $               -     274,039                          0.00%  84-0631130
              c/o Starwood Capital Group, LP
              Three Pickwick Plaza, Suite 250
              Greenwich, CT  06830

     3/3/2000 Golf Host (conversion)                                    (274,039)
                                                                     -----------------------
                                                                                          -
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
     9/2/1997 John J. Rainieri, Sr.                 $      3,198,168                114,237               0.88% ###-##-####
              Betty Rainieri                                                                                    ###-##-####
              4350 Mayfair Road
              Uniontown, OH 44685
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
     9/2/1997 Raintree Country Club, Inc.           $         204,138                  7,292               0.06%  34-1736212
              4350 Mayfair Road
              Uniontown, OH 44685
----------------------------------------------------------------------------------------------------------------

                                   Exhibit A

                             SCHEDULE OF PARTNERS,
             ALLOCATION OF PARTNERSHIP UNITS, PERCENTAGE INTERESTS
          AND THE AGREED UPON VALUE OF NON-CASH CAPITAL CONTRIBUTIONS


    Date                                              Value of non-cash       Partnership    Approx. Percentage Federal ID #
  Admitted    Name and address of partners           capital contribution     units issued      Interests
  --------    ----------------------------           --------------------     ------------      ---------
-----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
    9/30/1997 Eagle Watch Golf Club, Limited Partnership $ 1,890,682      70,158                                 36-3903287
              c/o E. Neal Trogdon
              The Crescent Company
              1580 South Milwaukee Avenue, Suite 101
              Libertyville, IL 60048

    11/2/1998 Eagle Watch (redemption)                  $ (64,199.00)     (2,150)

    5/21/1999 Eagle Watch  (conversion)                                   (1,250)

                                                    -----------------            -----------
              Eagle Watch Total                          $ 1,826,483                 66,758               0.51%
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
   10/17/1997 Properties of the Country, Inc.              $ 500,000                 19,231               0.15%  48-1157265
              908 N. 2nd Street East
              Louisburg, KS 66053
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
   11/25/1997 Granite Golf Corporation                     $ 650,000      24,424                                 86-0926890
              1510 N. Hayden Road, Suite 7
              Scottsdale, AZ 85260
                                                                                                                -------------
                                                                                                                -------------

     7/2/1999 Granite Golf (redemption)                   $ (200,257)     (8,393)

    7/27/1999 Granite Golf  (redemption)                  $ (237,935)    (10,354)

    8/13/1999 Granite Golf  (redemption)                  $ (125,746)     (5,677)

    8/13/1999 Residual Value                            $ (86,062.00)
              (Value at Issue - Value at Redemption)               -                      -               0.00%
                                                    -----------------            -----------

----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
   12/19/1997 Stonehenge Golf Development, LLC           $ 4,500,000     169,811                          0.92%  56-2027442
              90 Mallet Hill Road
              Columbia, SC  29223

    1/10/2000 Stonehenge Golf (conversion)                       $ -     (50,000)
                                                    -----------------            -----------
                                                         $ 4,500,000                119,811
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
    1/16/1998 Mystic Creek Golf Club, Limited Partnership$ 1,500,000                 52,724               0.41%  38-3187304
              32605 West 12 Mile Road
              Suite 350
              Farmington Hills, MI 48334
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
     2/1/1998 Okeechobee Championship Golf, Inc.         $ 6,138,369                227,347 (1)           1.75% 65-0115196
              2100 Emerald Dunes Drive
              West Palm Beach, FL 33411
-----------------------------------------------------------------------------------------------------------------------------
(1) Includes 218,088 Class A Common Units issued with a valuation of $5,888,376 and 9,259 Class B Common OP Units issued with a valuation of $249,993

-----------------------------------------------------------------------------------------------------------------------------
    5/22/1998 Eagle Ridge Lease Company LLC              $ 1,198,750                 35,794               0.28% 52-2099405
              16100 N. Greenway-Hayden Loop
              Scottsdale, AZ 85260
-----------------------------------------------------------------------------------------------------------------------------

                                   Exhibit A

                             SCHEDULE OF PARTNERS,
             ALLOCATION OF PARTNERSHIP UNITS, PERCENTAGE INTERESTS
          AND THE AGREED UPON VALUE OF NON-CASH CAPITAL CONTRIBUTIONS


    Date                                              Value of non-cash       Partnership    Approx. Percentage Federal ID #
  Admitted    Name and address of partners           capital contribution     units issued      Interests
  --------    ----------------------------           --------------------     ------------      ---------
-----------------------------------------------------------------------------------------------------------------------------
    5/28/1998 Golf Classic Resorts, LLC                   $  879,995      26,357                          0.00%  85-0453484
              536 South Avenue
              Glencoe, IL  60022

   11/26/1999 Golf Classic Resorts (redemption)           $ (199,633)    (11,577)

   12/31/1999 Golf Classic Resorts (redemption)           $  (34,517)     (2,060)

     2/7/2000 Golf Classic Resorts (redemption)           $ (221,408)    (12,720)

     2/7/2000 Residual Value                              $ (424,437)
              (Value at Issue - Value at Redemption)
                                                         ----------------------------------------
                                                                   -                      -
-----------------------------------------------------------------------------------------------------------------------------
    8/28/1998 Osage National Golf Club LLC               $ 3,451,068     124,700                                 43-1735431
              900 Hickory Street
              St. Louis, MO 63104

    6/30/1999 Osage (Redemption)                         $ (1,393,382)   (58,576)

                                                    -----------------            -----------
                                                         $ 2,057,686                 66,124               0.51%
-----------------------------------------------------------------------------------------------------------------------------

                                   Exhibit A

                             SCHEDULE OF PARTNERS,
             ALLOCATION OF PARTNERSHIP UNITS, PERCENTAGE INTERESTS
          AND THE AGREED UPON VALUE OF NON-CASH CAPITAL CONTRIBUTIONS


    Date                                              Value of non-cash       Partnership    Approx. Percentage Federal ID #
  Admitted    Name and address of partners           capital contribution     units issued      Interests
  --------    ----------------------------           --------------------     ------------      ---------
-----------------------------------------------------------------------------------------------------------------------------
   12/14/1998 Brentwood  Golf & Country Club, Inc.         $ 650,000                 24,482               0.19% 38-3148750
              4801 Faircourt, West Bloomfield, MI  48322
              PO Box 386, Union Lake, MI  48387
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
   12/22/1998 Gutta-Percha Golf, Inc.                      $ 870,000                 32,986               0.25% 95-4493507
              365 W. California Blvd.  Suite 2
              Pasadena, CA  91105
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
     2/4/1997 GTA LP, Inc.                                       $ -              8,090,594              62.41% 58-2290326
              14 North Adger's Wharf
              Charleston, SC 29401
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
     2/4/1997 GTA GP, Inc.                                       $ -                 27,553               0.21% 58-2290217
              14 North Adger's Wharf
              Charleston, SC 29401
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Total Common OP Units                                                            12,964,115             100.00%
-----------------------------------------------------------------------------------------------------------------------------

                                   Exhibit A

                             SCHEDULE OF PARTNERS,
             ALLOCATION OF PARTNERSHIP UNITS, PERCENTAGE INTERESTS
          AND THE AGREED UPON VALUE OF NON-CASH CAPITAL CONTRIBUTIONS


    Date                                              Value of non-cash       Partnership    Approx. Percentage Federal ID #
  Admitted    Name and address of partners           capital contribution     units issued      Interests
  --------    ----------------------------           --------------------     ------------      ---------
-----------------------------------------------------------------------------------------------------------------------------
                                                    Series A Preferred OP Units
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
     4/2/1999 GTA LP, Inc.                                20,000,000                800,000                100%
              14 North Adger's Wharf
              Charleston, SC 29401
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

                                                    Series B Preferred OP Units
-----------------------------------------------------------------------------------------------------------------------------
    5/11/1999 Metamora Golf Operating Company, L.L.C.        295,003                 10,169                100% 38-3462287
              c/o Total Golf, Inc.
              1303 W. Commerce Drive
              Milford, MI  48380

-----------------------------------------------------------------------------------------------------------------------------

                                                    Series C Preferred OP Units
-----------------------------------------------------------------------------------------------------------------------------
    7/28/1999 Burning Embers Corporation                   1,350,000                 48,949                100% 55-0720833
              Cooks Mine Road
              Bridgeport, WV  26330


-----------------------------------------------------------------------------------------------------------------------------